UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2026
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BLUE OWL CAPITAL INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39653	86-3906032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue,	New York,	NY	10022
(address of principal executive offices)

(212) 419-3000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Shares	OWL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
Annual Meeting of Stockholders
On June 4, 2026, Blue Owl Capital Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The issued and outstanding shares of common stock of the Company entitled to vote at the Annual Meeting consisted of the shares of common stock outstanding on the record date, April 6, 2026 (the “Record Date”), including: (a) 675,802,413 shares of Class A common stock, par value $0.0001 per share (“Class A Shares”), representing 675,802,413 votes, (b) zero shares of Class B common stock, par value $0.0001 per share, representing zero votes, (c) 578,948,693 shares of Class C common stock, par value $0.0001 per share (“Class C Shares”), representing 578,948,693 votes and (d) 304,299,203 shares of Class D common stock, par value $0.0001 per share (“Class D Shares”), representing 5,019,004,424 votes (or 80% of the total votes). Holders of Class A Shares, Class C Shares and Class D Shares voted as a single class on all matters presented at the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on April 17, 2026, and the Company’s inspector of election certified the vote tabulations indicated below. Of the total 6,273,755,530 votes eligible to be cast at the Annual Meeting, shares entitled to cast 6,074,716,356 votes were represented. The final results of the stockholder vote are set forth below.
Proposal 1
The nominees listed below were elected as Class II directors of the Company to serve for three-year terms expiring at the 2029 Annual Meeting of Stockholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal, based on the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Claudia Holz	5,762,013,618	182,494,922	173,156	130,034,660
Marc S. Lipschultz	5,796,875,813	147,628,704	177,179	130,034,660
Michael D. Rees	5,797,152,129	147,345,212	184,355	130,034,660
Proposal 2
The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s 2026 fiscal year was approved based on the following votes:

FOR	AGAINST	ABSTAIN
6,073,218,752	980,718	516,886

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CAPITAL INC.
(registrant)

Date: June 4, 2026	By:	/s/ Neena A. Reddy
Neena A. Reddy
General Counsel and Secretary